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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2009

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                     0-51800             36-4587081
         -------------                     -------          -------------------
(State or other jurisdiction of          (Commission         (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                          47205
----------------------------------------                      -----------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

         On August 7, 2009, United Community Bancorp (the "Company") announced its unaudited financial results for the three months and fiscal year ended June 30, 2009. The press release announcing financial results for the three months and fiscal year ended June 30, 2009 is furnished with this Report as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (d)    Exhibits

             Number         Description
             ------         -----------

             99.1           Press Release dated August 7, 2009




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED COMMUNITY BANCORP
                                       ------------------------
                                            (Registrant)


Date: August 10, 2009                  By: /s/ William F. Ritzmann
                                           -------------------------------------
                                           William F. Ritzmann
                                           President and Chief Executive Officer